Exhibit 99.1

LifeVantage Announces Shares Repurchase Program

Company authorized repurchase of up to $5 million in shares of its common stock

SALT LAKE CITY, December 14, 2012 — LifeVantage Corporation (Nasdaq:LFVN), a company dedicated to helping people achieve healthy living through a combination of a compelling business opportunity and scientifically validated products, including its patented dietary supplement Protandim®, the Nrf2 Synergizer®, announced today that its Board of Directors approved a share repurchase program that authorizes the Company to utilize up to $5 million to purchase shares of its common stock. Any such repurchases will be made out of existing cash or free cash flow from continuing operations.

The repurchase program permits LifeVantage to purchase shares from time to time through a variety of methods, including in the open market, through privately negotiated transactions or other means as determined by the company’s management, in accordance with applicable securities laws. As part of the repurchase program, the Company expects that it will to enter into a pre-arranged stock repurchase plan which would operate in accordance with guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934. Accordingly, transactions, if any, under the pre-arranged repurchase plan would be effected in accordance with the terms of the stock repurchase plan, including specified price, volume and timing conditions.

“Given the underlying strength of our business and the recent turbulence in the equity markets, we believe the stock buy-back program is in the best interests of our stockholders,” Douglas C. Robinson, LifeVantage President and CEO, stated. “We intend to implement this buyback program while maintaining sufficient resources to continue to improve our balance sheet and invest in future expansion opportunities.”

Forward Looking Statements

This document contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words and expressions reflecting optimism, satisfaction or disappointment with current prospects, as well as words such as “believe,” “hopes,” “intends,” “estimates,” “expects,” “projects,” “plans,” “anticipates” and variations thereof, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Examples of forward-looking statements include, but are not limited to, statements we make regarding our future prospects and our expectation that we will repurchase shares. Such forward-looking statements are not guarantees of performance and the Company’s actual results could differ materially from those contained in such statements. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future events affecting the Company and involve known and unknown risks and uncertainties that may cause the Company’s actual results or outcomes to be materially different from those anticipated and discussed herein. These risks and uncertainties include, among others, the potential failure or unintended negative consequences of the implementation of the Company’s network marketing sales channel; the Company’s ability to retain independent distributors or to attract new independent distributors on an ongoing basis; the potential for third party and governmental actions involving the Company’s network marketing sales channel; the potential for product liability claims against the Company; the risk that government regulators and regulations could adversely affect the Company’s business; future laws or regulations may hinder or prohibit the production or sale of the Company’s existing product and any future products; unfavorable publicity could materially hurt the Company’s business; and the Company’s ability to protect its intellectual property rights and the value of its product. These and other risk factors are discussed in greater detail in the Company’s Annual Report on Form 10-K and its Quarterly Report on
Form 10-Q under the caption “Risk Factors”, and in other documents filed by the Company from time to time with the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this document. All forward-looking statements are based on information currently available to the Company on the date hereof, and the Company undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances after the date of this document, except as required by law.

Investor Relations Contact:

Cindy England (801) 432-9036

Director of Investor Relations

-or-

John Mills (310) 954-1105

Senior Managing Director, ICR, LLC

SOURCE LifeVantage Corporation